EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James K. Baker, of the City of Columbus and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Columbus and State of Indiana on this 4th day of March, 1994.




                                      James K. Baker


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   BARTHOLOMEW          )

     Before me,  Velma Pauline McBride     , a notary public in
and for the aforesaid County and State, personally appeared this day James K. Baker, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 4th day of March, 1994.

                               Velma Pauline McBride    (SEAL)
                                   Notary Public

My commission expires:

  May 4, 1994

My county of residence:

  Bartholomew

                                                   EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Hugh A. Barker, of the Town of Plainfield and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Plainfield and State of Indiana on this 7th day of March, 1994.



                                       Hugh A. Barker


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   HENDRICKS            )

     Before me,   Linda D. Walker           , a notary public in
and for the aforesaid County and State, personally appeared this day Hugh A. Barker, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 7th day of March, 1994.


                                 Linda D. Walker         (SEAL)
                                   Notary Public

My commission expires:

  July 6, 1994

My county of residence:

  Hendricks
                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael G. Browning, of the City of Carmel and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Carmel and State of Indiana on this 9th day of March, 1994.


                                      Michael G. Browning


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   HAMILTON             )

     Before me,     Bonny J. Light          , a notary public in
and for the aforesaid County and State, personally appeared this day Michael G. Browning, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 9th day of March, 1994.


                                  Bonny J. Light         (SEAL)
                                   Notary Public

My commission expires:

  January 18, 1996

My county of residence:

  Hamilton

                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth M. Duberstein, of the City of Washington and District of Columbia, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Washington and District of Columbia on this 8th day of March, 1994.



                                      Kenneth M. Duberstein


DISTRICT OF COLUMBIA             )
                                 )    SS:
CITY OF WASHINGTON               )

     Before me,   Leslie P. Warren          , a notary public in
and for the aforesaid County and State, personally appeared this day Kenneth M. Duberstein, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 8th day of March, 1994.

                                  Leslie P. Warren      (SEAL)
                                   Notary Public

My commission expires:

  July 14, 1998

My county of residence:

       N/A

                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John A. Hillenbrand II, of the City of Batesville and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Batesville and State of Indiana on this 7th day of March, 1994.



                                      John A. Hillenbrand, II


STATE OF     INDIANA             )
                                 )    SS:
COUNTY OF    RIPLEY              )

     Before me,    Carolyn Hahn             , a notary public in
and for the aforesaid County and State, personally appeared this day John A. Hillenbrand II, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 7th day of March, 1994.

                                   Carolyn Hahn          (SEAL)
                                   Notary Public

My commission expires:

  December 17, 1997

My county of residence:

  Ripley
                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John M. Mutz, of the City of Indianapolis and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Indianapolis and State of Indiana on this 7th day of March, 1994.



                                         John M. Mutz


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   MARION               )

     Before me,   Barbara F. Steffel        , a notary public in
and for the aforesaid County and State, personally appeared this day John M. Mutz, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 7th day of March, 1994.


                                 Barbara F. Steffel        (SEAL)
                                   Notary Public

My commission expires:

  November 3, 1996

My county of residence:

  Hamilton

                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Melvin Perelman, of the City of Indianapolis and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of indianapolis and State of Indiana on this 15th day of March, 1994.



                                      Melvin Perelman


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   HENDRICKS            )

     Before me,   Linda D. Walker          , a notary public in
and for the aforesaid County and State, personally appeared this day Melvin Perelman, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1994.


                                 Linda D. Walker      (SEAL)
                                   Notary Public

My commission expires:

  July 6, 1994

My county of residence:

  Hendricks

                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Van P. Smith, of the City of Muncie and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Muncie and State of Indiana on this 7th day of March, 1994.



                                       Van P. Smith


STATE OF    INDIANA              )
                                 )    SS:
COUNTY OF   HENDRICKS            )

     Before me,    Linda D. Walker          , a notary public in
and for the aforesaid County and State, personally appeared this day Van P. Smith, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 7th day of March, 1994.


                                 Linda D. Walker       (SEAL)
                                   Notary Public

My commission expires:

  July 6, 1994

My county of residence:

  Hendricks

                                                  EXHIBIT 24

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Thompson, of the City of Morrilton and State of Arkansas, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, of the Town of Plainfield and State of Indiana, my true and lawful attorney for me and in my name to sign my name as a director of PSI Resources, Inc. and PSI Energy, Inc., Indiana corporations, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1993, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Morrilton and State of Arkansas on this 7th day of March, 1994.


                                      Robert L. Thompson


STATE OF    ARKANSAS             )
                                 )    SS:
COUNTY OF   CONWAY               )

     Before me,  Patricia Ann Allison       , a notary public in
and for the aforesaid County and State, personally appeared this day Robert L. Thompson, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 7th day of March, 1994.

                               Patricia Ann Allison   (SEAL)
                                   Notary Public

My commission expires:

  December 2, 2003


My county of residence:

  Conway